UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2020

Blackstone / GSO Secured Lending Fund

(Exact name of registrant as specified in its charter)

Delaware	814-01299	82-7020632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue, 31st Floor New York, NY		10154
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 503-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On July 8, 2020, Blackstone / GSO Secured Lending Fund (the “Fund”) priced an offering of $400,000,000 in aggregate principal amount of its 3.650% notes due 2023 (the “Notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The Notes will mature on July 14, 2023 and may be redeemed in whole or in part at the Fund’s option at any time at par plus a “make-whole” premium. The offering is expected to close on July 15, 2020, subject to customary closing conditions.

The Fund expects to use the net proceeds of this offering for general corporate purposes.

This announcement does not constitute an offer to sell or a solicitation of an offer to buy any of the Notes, nor shall there be any offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

Forward-Looking Statements and Important Disclosure Notice

This announcement may contain certain forward-looking statements, including statements with regard to future events or the future performance or operations of the Fund. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, including changes in the economy, risks associated with possible disruption in the Fund’s operations or the economy generally due to pandemics, terrorism or natural disasters, and future changes in laws or regulations and conditions in the Fund’s operating area. Some of these factors are enumerated in the filings the Fund makes with the Securities and Exchange Commission. The Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE / GSO SECURED LENDING FUND

Date: July 9, 2020	By:	/s/ Marisa J. Beeney

Name: Marisa J. Beeney
Title: Chief Compliance Officer, Chief Legal Officer and Secretary